Exh. 10.82.1
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         BANQUE OBC - ODIER BUNGENER COURVOISIER [stamp] AUGUST 5, 1998

                                 INTER PARFUMS SA
                                 4, rond-point des Champs Elyseesuthier [sic]

                                 75008 PARIS


                                 July 31, 1998

Christine PENIN
Loan Department
Tel: 01 45 02 44 12

Gentlemen:

This is to confirm that our Credit Committee has agreed to keep the discount line for your business liabilities available either through discounted bills, or through assignment of business receivables, in accordance with the following terms:

AMOUNT: 10,000,000.00 F (TEN MILLION FRENCH FRANCS)

FINANCIAL TERMS: agios [charges] deducted at the Pibor usance rate discount, plus 0.40 percent; this rate varies depending on the base rate.

Please indicate your agreement to the terms of this letter by sending us a copy, duly initialed and with the handwritten note "AGREEMENT GIVEN BY," followed by the signature of an authorized person.

                                    Very truly yours,


                     BANQUE OBC - ODIER BUNGENER COURVOISIER


                                    /s/ Cecile Sornin    /s/ Catherine Hongnat
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                                              [illegible letterhead]